Exhibit 32.1

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of SmileDirectClub, Inc. (the "Company") for the quarterly period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David Katzman, as Chief Executive Officer of the Company, and Troy Crawford, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 9, 2023

/s/ David Katzman
David Katzman
Chief Executive Officer
(Principal Executive Officer)

/s/ Troy Crawford
Troy Crawford
Chief Financial Officer
(Principal Financial and Accounting Officer)